As filed with the Securities and Exchange Commission on April 22, 2002

Securities Act Registration No. 33-86006
Investment Company Act Registration No. 811-8850

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 13	[Ö ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö ]
Amendment No. 14

ICAP FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

225 West Wacker Drive, Suite 2400 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

Registrant's Telephone Number, including Area Code: (312) 424-9100

Pamela H. Conroy
Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[Ö ]	on May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

PROSPECTUS May 1, 2002	[ICAP Logo]

ICAP FUNDS

ICAP Discretionary Equity Portfolio
ICAP Equity Portfolio
ICAP Select Equity Portfolio
ICAP Euro Select Equity Portfolio

Like all mutual fund shares, the Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

ICAP Funds Privacy Policy

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information. We permit access only by authorized employees. We maintain physical, electronic and procedural integrity and security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of "non-public personal information" about you:

  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
  Information about your transactions with us, our affiliates and others, as well as other account data.

"Non-public personal information" is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

"Affiliates" include companies related to the ICAP Funds through common control or ownership, including the ICAP Funds' investment adviser, Institutional Capital Corporation.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents and custodians. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

For questions about our policy, please contact the ICAP Funds at 888-221-ICAP (4227).

Table Of Contents

The Portfolios

Investment Objectives and Principal Investment Strategies	4
Investment Selection Process	4
Types of Investments and Portfolio Policies	5
Risk Factors	6
Performance History	7
Fees and Expenses	9
Financial Highlights	10

Management of the Portfolios

Investment Adviser	14
Investment Team	14

Your Account

How to Contact ICAP	15
Minimum Investments	15
How to Open an Account	15
How to Buy Shares	15
How to Sell Shares	17
Redemption Fee - Euro Select Equity Portfolio	18
Signature Guarantees	18
Special Situations	18
Investments Made Through Financial Services Agents	19
Closing of Accounts	19
Valuation of Portfolio Shares	19
Dividends, Capital Gain Distributions and Taxes	19
Shareholder Reports	20

The Portfolios

Investment Objectives and Principal Investment Strategies

        Discretionary Equity Portfolio. The investment objective of the Discretionary Equity Portfolio is to seek a superior total return with only a moderate degree of risk. The Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio seeks to achieve a total return greater than the Standard & Poor's 500 Index (the "S&P 500") over a full market cycle and indices comprised of value oriented stocks over shorter periods. The Portfolio may invest up to 20% of its net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. The Portfolio will typically hold between 40 and 45 securities.

        Equity Portfolio. The investment objective of the Equity Portfolio is to seek a superior total return with only a moderate degree of risk. The Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio seeks to achieve a total return greater than the S&P 500 over a full market cycle and indices comprised of value oriented stocks over shorter periods. The Portfolio may invest in cash and cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment. The Portfolio's investment in such instruments will generally not exceed 5% of its total assets. The Portfolio intends to be virtually fully invested in equity securities at all times. The Portfolio will typically hold between 40 and 45 securities.

        Select Equity Portfolio. The investment objective of the Select Equity Portfolio is to seek a superior total return. The Portfolio seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio seeks to achieve a total return greater than the S&P 500 over a full market cycle and indices comprised of value oriented stocks over shorter periods. The Portfolio may invest up to 20% of its net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. While the Discretionary Equity, Equity and Select Equity Portfolios are similar, the Select Equity Portfolio will concentrate its investments in fewer securities than the Discretionary Equity and Equity Portfolios. The Select Equity Portfolio will typically hold between 15 and 25 securities.

        Euro Select Equity Portfolio. The investment objective of the Euro Select Equity Portfolio is to seek a superior total return with income as a secondary objective. The Portfolio seeks to achieve its investment objective by investing primarily in equity securities, predominantly American Depositary Receipts ("ADRs"), of established European companies with market capitalizations of at least $2 billion. See page 5 for an explanation of ADRs. The Portfolio seeks to achieve a total return greater than the Morgan Stanley Capital International Europe Index (the "MSCI-Europe Index"). The Portfolio may invest up to 20% of its net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Portfolio invests for temporary defensive purposes, it may not achieve its investment objective. The Portfolio will typically hold between 15 and 25 securities.

Investment Selection Process

[picture of Robert H. Lyon, President and Chief Investment Officer of ICAP]

        Institutional Capital Corporation ("ICAP"), the investment adviser to the Portfolios, uses a team approach with a primarily large-cap value oriented investment style. ICAP believes that a team approach to managing assets helps ensure that its investment style is consistently applied over time and that the knowledge, experience and interaction of its investment professionals greatly enhance the investment decision-making process. ICAP's investment process involves three key components: Research, Valuation and Identification of a Catalyst.

[picture of ICAP investment team]

        Research. Research is key to the investment process. ICAP principally employs internally-generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. Once potential investment candidates are identified, ICAP communicates with the top management at each of these companies, and often the customers, competitors and suppliers of these companies.

        Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies which ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

        Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over a twelve-to-eighteen month time period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

        Before a security is added to the Portfolios, ICAP's investment team thoroughly discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP's investment team typically selects 40 to 45 securities for the Discretionary Equity and Equity Portfolios and 15 to 25 securities for the Select Equity and Euro Select Equity Portfolios.

        The process does not end with the purchase of a security. ICAP continuously monitors each security and eliminates those when their target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Types of Investments and Portfolio Policies

        In implementing the investment objective of each Portfolio, ICAP may invest in the following securities and follow the policies described below. Some of these securities and portfolio policies involve special risks, which are described below and in the Statement of Additional Information.

        Common Stocks and Other Equity Securities. The Portfolios will invest at least 80% of their respective net assets in common stocks and other equity securities. Other equity securities may include ADRs, warrants, Real Estate Investment Trusts ("REITs") and other securities convertible or exchangeable into common stock. With respect to the Euro Select Equity Portfolio, at least 80% of its net assets will consist of investments in common stocks and equity securities of established European companies, most of which have market capitalizations of at least $2 billion.

        American Depositary Receipts. Each Portfolio may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a "depositary"), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

        Cash and Cash Equivalents; Temporary Strategies. Each Portfolio may invest in cash equivalents which are short-term fixed income securities issued by private and governmental institutions which are rated at least Prime-1 by Moody's Investors Service, A-1 or higher by Standard & Poor's Corporation, F-2 or higher by Fitch, Inc. or unrated securities of comparable quality as determined by ICAP. Such securities include U.S. government securities, certificates of deposit (which are issued against funds deposited in a U.S. or foreign bank or a U.S. savings and loan association), bank time deposits (which are monies kept on deposit with U.S. or foreign banks or U.S. savings and loan associations), bankers' acceptances, repurchase agreements and commercial paper.

        Options and Futures Transactions. Sometimes referred to as derivative transactions, the Portfolios may invest up to 30% of their respective net assets in options and futures transactions. The Portfolios' options and futures transactions may include instruments such as stock options, stock index options and futures contracts. If these practices are used, the intent would be primarily to hedge the Portfolios. A Portfolio may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.

        Portfolio Turnover. Under normal market conditions, the Discretionary Equity and Equity Portfolios anticipate that portfolio turnover rates will generally not exceed 150%. Because there are fewer stocks in the Portfolios, the Select Equity and Euro Select Equity Portfolios anticipate that portfolio turnover rates may be between 200% and 400%. The portfolio turnover rate indicates changes in a Portfolio's securities holdings; generally, if all the securities in a Portfolio at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable gains as a result of such trading of a Portfolio's assets. In addition, the Portfolios will incur transaction costs in connection with buying and selling securities.

Risk Factors

        Each Portfolio will invest primarily in equity securities. Equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. Equity securities markets may be volatile and are affected by economic growth and market conditions, interest rate levels and political events. Therefore, especially in the short term, each Portfolio's share price will fluctuate and may, at redemption, be worth more, or less, than your initial purchase price— accordingly, you may lose money on your investment.

        In addition, the Select Equity and Euro Select Equity Portfolios are non-diversified. As a result, a larger percentage of their assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Select Equity and Euro Select Equity Portfolios will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

        An investment in the Euro Select Equity Portfolio also entails the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability. The Euro Select Equity Portfolio's share price may be more volatile than that of a U.S.-only fund.

        Other risks of investing in the Portfolios may include:

    Management Risk: An investment strategy used by ICAP may fail to produce the intended result.
    ADR Risk: Investments in ADRs may entail the special risks of international investment, including currency exchange fluctuations, government regulations and the potential for political and economic instability.
    Derivative Risk: The use of options and futures involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.
    Interest Rate Risk: Investments in cash equivalents are subject to interest rate risk. Cash equivalents will generally decrease in value when interest rates increase.

        As a result of the foregoing risks, the Portfolios are suitable for long-term investors only. The Portfolios are not designed as short-term investment vehicles. An investment in one or more Portfolios may be an appropriate investment for you if you:

    seek long-term capital appreciation;
    want to include an equity fund in your investment portfolio; and
    are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential for superior total returns.

Performance History

        The return information provided in the bar charts and tables below illustrate how each Portfolio's performance can vary, which is one indication of the risks of investing in the Portfolios. The information shows changes in each Portfolio's performance from year to year and shows how each Portfolio's average annual returns (before and after taxes) compare with those of a broad-based measure of market performance over the life of the Portfolio. Please keep in mind that past performance is not necessarily indicative of future returns.
Best and Worst Quarterly Performance- since Portfolio's Inception
Portfolio	Calendar Year Total Returns		Best Quarter	Worst Quarter
Discretionary Equity Portfolio	[insert bar chart]		16.14% , 2nd quarter, 1997	(16.31)% , 3rd quarter, 1998
(inception: 12/31/94)	1995 35.21%	1996 25.55%
	1997 28.60%	1998 10.17%
	1999 14.85%	2000 8.32%
2001 -2.63%

Equity Portfolio	[insert bar chart]		17.23% , 2nd quarter, 1997	(17.48)% , 3rd quarter, 1998
(inception: 12/31/94)	1995 38.85%	1996 26.26%
	1997 29.08%	1998 11.42%
	1999 16.28%	2000 7.86%
2001 -0.61%

Select Equity Portfolio	[insert bar chart]		18.66% , 4th quarter, 1998	(16.91)% , 3rd quarter, 1998
(inception: 12/31/97)	1998 15.33%	1999 27.17%
	2000 9.49%	2001 -1.59%

Euro Select Equity Portfolio	[insert bar chart]		24.20%, 4th quarter, 1998	(23.27)%, 3rd quarter, 1998
(inception: 12/31/97)	1998 27.40%	1999 22.03%
	2000 -4.81%	2001 -8.95%

        The after-tax returns shown below are intended to show the impact of assumed federal income taxes on an investment in the Portfolios. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Portfolio shares at the end of the period. The "Return After Taxes on Distributions and Sale of Portfolio Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Portfolio shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2001, the highest ordinary income and short-term gain rate was 39.1% and the highest long-term gain rate was 20.0%. In certain cases, the "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Portfolio shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Portfolio shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA").

Average Annual Total Returns
as of December 31, 2001

Portfolio/Index	One Year	Five Years	Since Inception(1)
Discretionary Equity Portfolio
Return Before Taxes	(2.63)%	11.41%	16.51%
Return After Taxes on Distributions	(3.31)%	8.02%	13.11%
Return After Taxes on Distributions and Sale of Portfolio Shares	(1.30)%	8.15%	12.54%
S&P 500 Index(2)	(11.89)%	10.70%	15.92%
S&P/BARRA Value Index(3)	(11.71)%	9.49%	14.81%

Equity Portfolio
Return Before Taxes	(0.61)%	12.39%	17.78%
Return After Taxes on Distributions	(0.95)%	10.54%	15.65%
Return After Taxes on Distributions and Sale of Portfolio Shares	(0.38)%	9.43%	14.09%
S&P 500 Index(2)	(11.89)%	10.70%	15.92%
S&P/BARRA Value Index(3)	(11.71)%	9.49%	14.81%

Select Equity Portfolio
Return Before Taxes	(1.59)%	N/A	12.12%
Return After Taxes on Distributions	(2.30)%	N/A	11.18%
Return After Taxes on Distributions and Sale of Portfolio Shares	(0.97)%	N/A	9.59%
S&P 500 Index(2)	(11.89)%	N/A	5.66%
S&P/BARRA Value Index(3)	(11.71)%	N/A	4.90%

Euro Select Equity Portfolio
Return Before Taxes	(8.95)%	N/A	7.74%
Return After Taxes on Distributions	(9.50)%	N/A	5.67%
Return After Taxes on Distributions and Sale of Portfolio Shares	(5.45)%	N/A	5.41%
MSCI-Europe Index(4)	(19.90)%	N/A	2.25%

(1)	The Discretionary Equity and Equity Portfolios commenced operations on December 31, 1994. The Select Equity and Euro Select Equity Portfolios commenced operations on December 31, 1997.
(2)	The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. The Index reflects no deduction for fees, expenses or taxes.
(3)

The S&P/BARRAValue Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks with lower price-to-book ratios, which is the part of the market in which ICAP generally invests. The Index reflects no deduction for fees, expenses or taxes.

(4)	The MSCI-Europe Index is an unmanaged index generally representative of the European market for large-to mid-capitalization stocks. The Index reflects no deduction for fees, expenses or taxes.

Fees and Expenses

        The following table describes the fees and expenses that you will pay if you buy and hold shares of the Portfolios.
	Discretionary Equity Portfolio	Equity Portfolio	Select Equity Portfolio	Euro Select Equity Portfolio
SHAREHOLDER FEES (fees paid directly from your investment)(1)

Redemption fee (as a percentage of the amount redeemed on shares held less than one month)	None	None	None	2.00%(2)

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)(3)

Management fees	0.80%	0.80%	0.80%	0.80%(5)
Distribution and service (12b-1) fees	None	None	None	None
Other expenses	0.21%	0.06%	0.39%	0.70%
Total Annual Portfolio Operating Expenses	1.01%	0.86%	1.19%	1.50%

Less: Fee waiver/expense reimbursement by ICAP(4)	(0.21)%	(0.06)%	(0.39)%	(0.70)%

Net expenses	0.80% =====	0.80% =====	0.80% =====	0.80%(5) =====

(1)	If you redeem shares by wire, you will be charged a $10 service fee. See "Your Account — How to Sell Shares" on page 17.
(2)

A redemption fee of 2.00% of the current value of the shares redeemed may be imposed on redemptions of shares made within one month of purchase. Redemption fees are paid directly into Portfolio assets to help cover the costs that short-term trading generates. There is no redemption fee on shares that have been held for more than one month.

(3)

Operating expenses are deducted from Portfolio assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce your total return and distributions. These expenses are expressed as a percentage of average net assets.

(4)

Pursuant to an expense cap agreement dated April 30, 1999, as amended May 1, 2002, between ICAP and the Portfolios, ICAP has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's total operating expenses do not exceed 0.80% of its average net assets. The expense cap agreement will terminate on April 30, 2003, unless extended by the mutual agreement of the parties. For more information, see "- Management of the Portfolios" on page 14.

(5)

On September 1, 2001, ICAP lowered its annual management fee for the Euro Select Equity Portfolio from 1.00% of the Portfolio's average net assets to 0.80%. At that time, ICAP also lowered the expense cap for the Portfolio from 1.00% to 0.80%. The table reflects the lower advisory fee and expense cap.

Example

        The following Example is intended to help you compare the cost of investing in one or more of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year, that each Portfolio's total operating expenses remain the same each year, and that the expense caps discussed above will not continue beyond their current term, which expires April 30, 2003. Please note that the one-year numbers are based on each Portfolio's net expenses resulting from the expense cap agreement. The three-, five- and ten-year numbers are based on each Portfolio's expenses without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:
	1 Year	3 Years	5 Years	10 Years
Discretionary Equity Portfolio	$82	$301	$537	$1,217
Equity Portfolio	$82	$268	$471	$1,055
Select Equity Portfolio	$82	$339	$617	$1,409
Euro Select Equity Portfolio	$82	$405	$752	$1,731

Financial Highlights

        The financial highlights tables are intended to help you understand the Portfolios' financial performance for each of the past five years (or from commencement of operations, if the Portfolio has not had operations for at least five years). The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements, is included in the annual report of the Portfolios, which is available upon request.

Discretionary Equity Portfolio

	Year Ended December 31,
(For a share outstanding throughout the year)	2001	2000	1999	1998	1997
NET ASSET VALUE, BEGINNING OF YEAR	$30.51	$33.69	$32.01	$30.34	$29.55

Income from investment operations:
Net investment income	0.26	0.41	0.46	0.52	0.48
Net realized and unrealized gain (loss) on investments	(1.07)	2.11	4.26	2.57	7.80

Total income (loss) from investment operations	(0.81)	2.52	4.72	3.09	8.28

Less distributions:
From net investment income	(0.26)	(0.41)	(0.46)	(0.52)	(0.48)
In excess of book net investment income	-	-	-	-	(0.01)
From net realized gain on investments	(0.50)	(5.29)	(2.58)	(0.90)	(7.00)

Total distributions	(0.76)	(5.70)	(3.04)	(1.42)	(7.49)

NET ASSET VALUE, END OF YEAR	$28.94 =====	$30.51 =====	$33.69 =====	$32.01 =====	$30.34 =====

TOTAL RETURN	(2.63)%	8.32%	14.85%	10.17%	28.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$89,926	$147,887	$222,111	$205,369	$157,137
Ratio of expenses to average net assets:
Before expense reimbursement	1.01%	0.96%	0.95%	0.98%	1.02%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.64%	1.03%	1.16%	1.47%	1.15%
After expense reimbursement	0.85%	1.19%	1.31%	1.65%	1.37%
Portfolio turnover rate	106%	132%	137%	129%	131%

Financial Highlights

Equity Portfolio

	Year Ended December 31,
(For a share outstanding throughout the year)	2001	2000	1999	1998	1997
NET ASSET VALUE, BEGINNING OF YEAR	$43.66	$43.14	$38.63	$35.12	$31.16

Income from investment operations:
Net investment income	0.36	0.48	0.51	0.50	0.37
Net realized and unrealized gain (loss) on investments	(0.64)	2.87	5.75	3.51	8.57

Total income (loss) from investment operations	(0.28)	3.35	6.26	4.01	8.94

Less distributions:
From net investment income	(0.37)	(0.48)	(0.51)	(0.50)	(0.37)
In excess of book net investment income	-	-	-	-	(0.01)
From net realized gain on investments	-	(2.35)	(1.24)	-	(4.59)
In excess of book net realized gain on investments	-	-	-	-	(0.01)

Total distributions	(0.37)	(2.83)	(1.75)	(0.50)	(4.98)

NET ASSET VALUE, END OF YEAR	$43.01 =====	$43.66 =====	$43.14 =====	$38.63 =====	$35.12 =====

TOTAL RETURN	(0.61)%	7.86%	16.28%	11.42%	29.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$1,190,907	$1,050,151	$959,527	$717,267	$371,402
Ratio of expenses to average net assets:
Before expense reimbursement	0.86%	0.86%	0.87%	0.91%	0.97%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.81%	1.07%	1.15%	1.28%	0.89%
After expense reimbursement	0.87%	1.13%	1.22%	1.39%	1.06%
Portfolio turnover rate	87%	116%	118%	133%	121%

Financial Highlights

Select Equity Portfolio

	Year Ended December 31,
(For a share outstanding throughout the year)	2001	2000	1999	1998(1)
NET ASSET VALUE, BEGINNING OF YEAR	$29.50	$27.91	$22.77	$20.00

Income from investment operations:
Net investment income	0.15	0.32	0.38	0.28
Net realized and unrealized gain (loss) on investments	(0.62)	2.31	5.78	2.78

Total income (loss) from investment operations	(0.47)	2.63	6.16	3.06

Less distributions:
From net investment income	(0.16)	(0.32)	(0.39)	(0.29)
From net realized gain on investments	(0.37)	(0.72)	(0.63)	-

Total distributions	(0.53)	(1.04)	(1.02)	(0.29)

NET ASSET VALUE, END OF YEAR	$28.50 =====	$29.50 =====	$27.91 =====	$22.77 =====

TOTAL RETURN	(1.59)%	9.49%	27.17%	15.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$52,590	$38,239	$23,821	$9,581
Ratio of expenses to average net assets:
Before expense reimbursement	1.19%	1.35%	1.53%	3.34%
After expense reimbursement	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.15%	0.69%	0.90%	(0.72)%
After expense reimbursement	0.54%	1.24%	1.63%	1.82%
Portfolio turnover rate	309%	400%	375%	250%

(1)	Commencement of operations after the close of business on December 31, 1997.

Financial Highlights

Euro Select Equity Portfolio

	Year Ended December 31,
(For a share outstanding throughout the year)	2001	2000	1999	1998(1)
NET ASSET VALUE, BEGINNING OF YEAR	$24.19	$27.91	$24.32	$20.00

Income from investment operations:
Net investment income	0.18	0.38	0.45	0.35
Net realized and unrealized gain (loss) on investments	(2.35)	(1.69)	4.80	5.07

Total income (loss) from investment operations	(2.17)	(1.31)	5.25	5.42

Less distributions:
From net investment income	(0.20)	(0.37)	(0.44)	(0.37)
From net realized gain on investments	(0.10)	(2.04)	(1.22)	(0.73)
From return of capital	(0.03)	-	-	-

Total distributions	(0.33)	(2.41)	(1.66)	(1.10)

NET ASSET VALUE, END OF YEAR	$21.69 =====	$24.19 =====	$27.91 =====	$24.32 =====

TOTAL RETURN	(8.95)%	(4.81)%	22.03%	27.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$20,203	$33,409	$31,867	$28,034
Ratio of expenses to average net assets:
Before expense reimbursement	1.65%	1.51%	1.61%	1.67%
After expense reimbursement	0.95%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense reimbursement	0.02%	1.02%	1.10%	1.02%
After expense reimbursement	0.72%	1.53%	1.71%	1.69%
Portfolio turnover rate	267%	370%	245%	272%

(1)	Commencement of operations after the close of business on December 31, 1997.

Management Of The Portfolios

Investment Adviser

        ICAP has been in the investment management business since 1970, managing money for some of the world's largest and most respected corporations and institutions. As of April 1, 2002, ICAP had approximately $14 billion in assets under management. ICAP's principal business address is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229.

        Each Portfolio pays ICAP an annual management fee of 0.80% of the Portfolio's average net assets. Prior to September 1, 2001, the Euro Select Equity Portfolio's annual management fee was 1.00% of its average net assets. The advisory fee is accrued daily and paid monthly. Pursuant to an expense cap agreement dated April 30, 1999, as amended May 1, 2002, between ICAP and the Portfolios, ICAP has agreed to waive its management fee and/or reimburse each Portfolio's operating expenses to the extent necessary to ensure that each Portfolio's total operating expenses do not exceed 0.80% of its average net assets. Prior to September 1, 2001, the expense cap agreement limited the Euro Select Equity Portfolio's total operating expenses to 1.00% of its average net assets. The expense cap agreement will terminate on April 30, 2003 unless extended by the mutual agreement of the parties.

        The expense cap agreement has the effect of lowering the overall expense ratio for the applicable Portfolio and increasing the overall return to investors during the term of the agreement.

Investment Team

        The investment decisions for each Portfolio are made through a team approach, with all of the ICAP investment professionals contributing to the process. The senior members of the investment team average more than 24 years of experience in the investment industry, including more than 20 years with ICAP. Each investment professional has developed an expertise in at least one functional investment area, including equity research, strategy, fixed-income analysis, quantitative research, technical research and trading. Moreover, each of the senior members of the investment team is responsible for monitoring one or more economic sectors, which has enabled ICAP to develop expertise across all industries. The other investment professionals on the investment team provide analytical support, research and expertise to the entire team. Formal investment team meetings are generally held several times each week. At these meetings, a comprehensive review of each Portfolio's investment positions is undertaken. The investment strategy, each asset sector and each individual security holding are reviewed to verify their continued appropriateness. Investment recommendations are presented, reviewed and selected by the entire team.

        The senior members of the investment team are:
Name	Position	Education	Years of Experience
Robert H. Lyon	President and Chief Investment Officer	MBA, Wharton School of Finance BA, Northwestern University	28
Gary S. Maurer	Executive Vice President	MBA, University of Chicago BA, Cornell University	30
Donald D. Niemann, CFA	Executive Vice President	MBA, Harvard University MS, London School of Economics BA, Princeton University	33
Jerrold K. Senser, CFA	Executive Vice President	MBA, University of Chicago BA, University of Michigan	24
Thomas R. Wenzel, CFA	Senior Vice President, Director of Research	MBA, University of Wisconsin BA, University of Wisconsin	16
Douglas C. Scott, CFA	Senior Vice President	BA, Colorado College	15

Your Account

How to Contact ICAP
For overnight deliveries, use: ICAP Funds, Inc. c/o Sunstone Financial Group, Inc. 803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233-2301	For regular mail deliveries,use: ICAP Funds,Inc. c/o Sunstone Financial Group, Inc. P.O. Box 2160 Milwaukee, Wisconsin 53201-2160	By telephone: 888-221-ICAP(4227)

        Web site: www.icapfunds.com

        Once your account has been established, you may view your account balance, historical transactions and the daily performance of the Portfolios online. Please visit icapfunds.com to learn more about this feature.

        Sunstone Financial Group, Inc. serves as the Portfolios' transfer agent (the "Transfer Agent").

Minimum Investments

        The minimum investment requirements for each Portfolio are as follows:
Initial investment:	$1,000
Subsequent investments:	$1,000
Automatic Investment Plan ("AIP"): (to maintain the plan, you must invest at least $250 per transaction)	$1,000

        The Portfolios may change or waive these minimums at any time; you will be given at least 30 days notice of any increase in the minimum dollar amount of purchases.

How to Open an Account

    Read this Prospectus carefully.

    Complete the appropriate parts of the Purchase Application, carefully following the instructions. If you have questions, please contact your investment professional or call us at 888-221-ICAP (4227).
    Make your initial investment, and any subsequent investments, following the instructions set forth below. Send all items to one of the addresses referenced in "— How to Contact ICAP".
    All applications to purchase shares are subject to acceptance by the Portfolios and are not binding until so accepted. The Portfolios reserve the right to decline a Purchase Application in whole or in part.

        On the Purchase Application, you will be asked to certify that your Social Security or Taxpayer Identification Number is correct and that you are not subject to backup withholding. In order to do this, an original signed Purchase Application must be on file with the Transfer Agent. If you are subject to the 30% backup withholding or you did not certify your Taxpayer Identification Number, the IRS requires the Portfolios to withhold 30% of any dividends paid and redemption or exchange proceeds.

How to Buy Shares

        You may pay for your shares by check or wire. You may also use the AIP or the Exchange privilege. The share price you receive will be the Portfolio's net asset value next computed after the time the Transfer Agent receives your purchase order in proper form. The Transfer Agent must receive your purchase order in proper form by 4:00 p.m., Eastern Time (or by the close of the New York Stock Exchange (the "NYSE")) for your purchase to be effected on that day. See "— Valuation of Portfolio Shares" on page 19. A confirmation indicating the details of each purchase transaction will be sent to you promptly. The Portfolios reserve the right to reject any purchase request.

        By Check

    To establish a new account, see "— How to Open an Account" on page 15.
    Make out a check (or money order) for the investment amount, payable to "ICAP Funds." All checks must be in U.S. dollars and drawn on U.S. banks. Cash, credit cards, third-party checks and credit card checks will not be accepted.
    If you wish to make additional purchases, complete the investment slip that is included with your account statement, or, if this is not convenient, reference your name, account number and address on your check.
    Checks are considered received and accepted when received in proper form by the Transfer Agent.

        If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Portfolios as a result.

        By Wire

    To establish a new account by wire transfer, please call the Transfer Agent at 888-221-ICAP (4227). The Transfer Agent must assign an account number to you prior to wiring funds.
    Instruct your bank to use the following instructions when wiring funds:
Wire to:	UMB Bank, n.a. ABA Number 101000695
Credit:	ICAP Funds, Inc. Account Number 987-0609665
Further credit:	ICAP Funds, Inc. (name of Portfolio being purchased) (your Account Number) (your name or account registration) (your Social Security or Taxpayer Identification Number)
    The Transfer Agent must receive your wire by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your purchase to be effected on that day.
    The Portfolios are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

        By Automatic Investment Plan ("AIP")

    The AIP allows you to make regular, systematic investments in one or more Portfolios from your bank account.
    Applications to establish the AIP on an existing account are available from the Transfer Agent. Please call 888-221-ICAP (4227) to obtain an AIP Application.
    Under the AIP, you may choose to make additional investments on the 5th, 10th, 15th, 20th, 25th and/or last day of the month (or the following business day if one of these days falls on a weekend or holiday) in amounts of $250 or more.
    A service fee of $20 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds or if you prevent withdrawal of funds from the designated account, and your purchase will be canceled. You will also be responsible for any losses suffered by the Portfolios as a result.
    Upon a full redemption, any AIP established on your account will automatically be terminated, unless otherwise instructed in writing.

        By Exchange

    You may exchange your shares in one ICAP Portfolio for shares in any other ICAP Portfolio at any time by written or telephone request, unless you have declined this option on your Purchase Application.
    The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after the Transfer Agent receives exchange instructions in proper form. Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day. Please note that an exchange is not a tax-free transaction. Please consult your tax adviser for more information.
    Send written exchange requests to one of the addresses referenced in "— How to Contact ICAP" on page 15.
    Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.
    Accounts opened by exchange will have the same registration and privileges as the existing account.

How to Sell Shares

        You may sell (redeem) all or a portion of your shares at any time. The share price you receive will be the Portfolio's net asset value next computed after the time the Transfer Agent receives your redemption request in proper form. The Transfer Agent must receive your redemption request in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your redemption request to be effected on that day. See "— Valuation of Portfolio Shares" on page 19. The Portfolios normally will mail or wire your redemption proceeds per your instructions the next business day and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in proper form. Redemptions may be made by written or telephone request as described below. You may also redeem shares using the Systematic Withdrawal Plan ("SWP") or the Exchange privilege. A confirmation indicating the details of each redemption transaction will be sent to you promptly.

        By Written Request

    Write a letter of instruction or complete a Redemption Request Form indicating the Portfolio name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
    Include the signatures of all registered account holders and any additional documents that may be required. See "— Signature Guarantees" and "— Special Situations" on page 18.
    Send your request to one of the addresses referenced in "— How to Contact ICAP" on page 15. If your redemption request is inadvertently sent to ICAP, the investment adviser, whose offices are located in Chicago, it will be forwarded to the Transfer Agent, but the effective date of redemption will be delayed until the request is received in proper form by the Transfer Agent.
    Redemption proceeds will be mailed or wired per your request to the name(s) and address in which the account is registered or bank of record as shown on the records of the Transfer Agent, or otherwise according to your letter of instruction if the request is received in proper form. Please note that a $10 fee will be deducted from your proceeds if you redeem by wire.

        By Telephone

    Telephone redemption privileges must have been previously established for your account to use this option.
    To place your redemption request, please call the Transfer Agent at 888-221-ICAP (4227). Redemption requests received by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.
    Redemption requests by telephone are limited to a minimum of $500 and a maximum of $50,000 per account per day.
    Proceeds redeemed by telephone will be mailed or wired per your request only to your address or bank of record as shown on the records of the Transfer Agent. Please note that a $10 fee will be deducted from your proceeds if you redeem by wire.
    In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. See "— Signature Guarantees" and "— Special Situations" on page 18.
    The Portfolios reserve the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.
    Once you place a telephone redemption request, it cannot be canceled or modified.
    Neither the Portfolios nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Portfolios will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephone transactions and sending written confirmation of such transactions to the investor of record.
    You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

        By Systematic Withdrawal Plan ("SWP")

    The SWP allows you to set up automatic withdrawals from your account at regular intervals.
    Applications to establish the SWP are available from the Transfer Agent. Please call 888-221-ICAP (4227) to obtain an SWP Application.
    To begin withdrawals, you must have an initial balance of $10,000 in your account and withdraw at least $1,000 per payment.
    Withdrawals will take place on the 5th, 10th, 15th, 20th, 25th and/or last day of the month (or the previous business day if one of these days falls on a weekend or holiday), as indicated on your Application.
    Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even deplete your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed, the plan will be terminated and the proceeds will be sent to your address of record.

        By Exchange

    You may exchange your shares in one ICAP Portfolio for shares in any other ICAP Portfolio at any time by written or telephone request, unless you have declined this option on your Purchase Application.
    The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after the Transfer Agent receives exchange instructions in proper form. Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day. Please note that an exchange is not a tax-free transaction. Please consult your tax adviser for more information.
    Send written exchange requests to one of the addresses referenced in "— How to Contact ICAP" on page 15.
    Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.
    Accounts opened by exchange will have the same registration and privileges as the existing account.

Redemption Fee - Euro Select Equity Portfolio

        If you redeem shares of the Euro Select Equity Portfolio within one month of purchase, you may be charged a redemption fee of 2.00% of the then current value of the shares. The Euro Select Equity Portfolio may waive the imposition of the redemption fee. Redemption fees are paid directly into the Portfolio's assets to help cover the costs associated with short-term trading. There is no redemption fee on shares that have been held for more than one month.

Signature Guarantees

        As a protection to both you and the Portfolios, the Portfolios require a signature guarantee for all authorized owners of an account: (i) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares, (ii) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record or (iii) if you submit a redemption request within 30 days of an address change. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, savings and loan associations, credit unions, brokerage firms and others. A notary public stamp or seal is not acceptable.

Special Situations

        Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, please call the Transfer Agent at 888-221-ICAP (4227) before making the redemption request to determine what additional documents are required.

Investments Made Through Financial Services Agents

        If you invest through a financial services agent (rather than directly with the Portfolios through the Transfer Agent), the policies and fees may be different than those described. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders in a timely manner.

Closing of Accounts

        Your account may be closed on not less than 30 days notice if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $1,000. If the value of your account does not reach $1,000 within the 30 days, your entire account will be redeemed and the proceeds sent to your address of record. In addition, if you attempt to redeem more than the current market value remaining in your account, your account will be redeemed in full and the proceeds sent to your address of record.

Valuation of Portfolio Shares

        The price of Portfolio shares is based on each Portfolio's net asset value, and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Portfolio's total assets, including interest and dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The Portfolios do not determine net asset value on days the NYSE is closed. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed or the request is received in proper form. Because the Portfolios may invest in securities that are primarily listed on foreign exchanges, and therefore may trade on weekends or other days when the Portfolios do not price their shares, the net asset value of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem such shares.

Dividends, Capital Gain Distributions and Taxes

        The following discussion does not apply to IRA or other tax-advantaged accounts.

        For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Portfolios are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Portfolios, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and applicable tax rate) is determined by the length of time the Portfolios have held the security and not the length of time you have held shares in the Portfolios. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

        Dividends are usually distributed quarterly and capital gains, if any, are usually distributed annually in December. Please note, however, that the investment focus of each Portfolio is capital appreciation, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

        All dividends and capital gain distributions will automatically be reinvested in additional shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. The election to receive dividends and capital gain distributions in cash or to reinvest them in shares may be changed by writing to one of the addresses referenced in "— How to Contact ICAP" on page 15. Such notice must be received at least five business days prior to the record date of any dividend or capital gain distribution.

        If you have elected to receive distribution checks and the postal or other delivery service is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Shareholder Reports

        Financial reports of the Portfolios will be sent to you at least semi-annually. Annual reports will include audited financial statements. These reports are also available at www.icapfunds.com. In addition, an account statement will be sent to you by the Transfer Agent at least quarterly.

DIRECTORS	OFFICERS

Pamela H. Conroy	Robert H. Lyon
Senior Vice President, Secretary and Director,	President
Institutional Capital Corporation
Pamela H. Conroy
Dr. James A. Gentry	Vice President and Treasurer
Professor of Finance, University of Illinois
Donald D. Niemann
Joseph Andrew Hays	Vice President and Secretary
Principal, The Hays Group, Chicago -
Consultants to Management	INVESTMENT ADVISER

Robert H. Lyon	Institutional Capital Corporation
President, Chief Investment Officer and	225 West Wacker Drive, Suite 2400
Director, Institutional Capital Corporation	Chicago, Illinois 60606-1229

Gary S. Maurer	CUSTODIAN
Executive Vice President and Director,
Institutional Capital Corporation	UMB Bank, n.a.
928 Grand Boulevard
Harold W. Nations	Kansas City, Missouri 64106
Partner, McDermott, Will & Emery
DIVIDEND-DISBURSING AND TRANSFER AGENT
Donald D. Niemann
Executive Vice President and Director,	Sunstone Financial Group, Inc.
Institutional Capital Corporation	P.O. Box 2160
Milwaukee, Wisconsin 53201-2160

ADMINISTRATOR AND FUND ACCOUNTANT

Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233-2301

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202-9845

LEGAL COUNSEL

Godfrey &Kahn, S. C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590

The Statement of Additional Information for the Portfolios contains additional information about each Portfolio and is incorporated into this Prospectus by reference. Additional information about the Portfolios' investments is contained in the Portfolios' annual and semi-annual reports to shareholders. The Portfolios' annual report provides a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may receive the Statement of Additional Information, annual reports and semi-annual reports without charge, request other information about the Portfolios and make shareholder inquiries by contacting the Portfolios at the address, toll-free telephone number or Web site noted in this Prospectus. These documents may also be obtained from certain financial intermediaries.

Information about the Portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the SEC's Internet Web site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The Portfolios' 1940 Act File Number is 811-8850.

©COPYRIGHT 2002 INSTITUTIONAL CAPITAL CORPORATION

STATEMENT OF ADDITIONAL INFORMATION

ICAP Funds, Inc.

ICAP Discretionary Equity Portfolio
ICAP Equity Portfolio
ICAP Select Equity Portfolio
ICAP Euro Select Equity Portfolio

225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606
Telephone: 888-221-ICAP (4227)
Web site: www.icapfunds.com

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of ICAP Funds, Inc. (the "Company"), dated May 1, 2002. The Company is comprised of the ICAP Discretionary Equity Portfolio (the "Discretionary Equity Portfolio"), the ICAP Equity Portfolio (the "Equity Portfolio"), the ICAP Select Equity Portfolio (the "Select Equity Portfolio") and the ICAP Euro Select Equity Portfolio (the "Euro Select Equity Portfolio") (individually, the "Portfolio" and collectively, the "Portfolios").

        The Portfolios' audited financial statements for the year ended December 31, 2001 are incorporated herein by reference to the Portfolios' 2001 Annual Report.

        A copy of the Portfolios' Annual Report and/or Prospectus is available without charge upon request to the above address, toll-free telephone number or Web site.

This Statement of Additional Information is dated May 1, 2002.

TABLE OF CONTENTS

Page
CORPORATE ORGANIZATION	3
INVESTMENT POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL	3
IMPLEMENTATION OF INVESTMENT OBJECTIVES	6
DIRECTORS AND OFFICERS	16
CODE OF ETHICS	20
PRINCIPAL SHAREHOLDERS	21
INVESTMENT ADVISER	22
PORTFOLIO TRANSACTIONS AND BROKERAGE	23
ADMINISTRATOR	24
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	25
PURCHASE AND PRICING OF SHARES	25
TAXATION OF THE PORTFOLIOS	26
PERFORMANCE INFORMATION	28
INDEPENDENT ACCOUNTANTS	30
FINANCIAL STATEMENTS	30

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and related Prospectus, and if given or made, the information or representations may not be relied upon as having been made by the Portfolios. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not legally be made.

CORPORATE ORGANIZATION

        The Company is an open-end management investment company, commonly referred to as a mutual fund. The Company is organized as a Maryland corporation and was incorporated on November 1, 1994.

        The Company is authorized to issue shares of common stock in series and classes. The Company currently offers four series of shares: the Discretionary Equity Portfolio, the Equity Portfolio, the Select Equity Portfolio and the Euro Select Equity Portfolio. Each share of common stock of each Portfolio is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions by the respective Portfolio and in the residual assets of the respective Portfolio in the event of liquidation. However, each Portfolio bears its own expenses and matters affecting only one Portfolio are voted on only by that Portfolio's shareholders. The Discretionary Equity and Equity Portfolios are "diversified" and the Select Equity and Euro Select Equity Portfolios are "non-diversified," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

        No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

        Generally, the Portfolios will not hold annual shareholders' meetings unless required by the 1940 Act or Maryland law.

INVESTMENT POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

        The following are the fundamental investment policies applicable to each Portfolio which cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities. As used herein, a "majority of the relevant Portfolio's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Portfolio.

        Neither the Discretionary Equity Portfolio nor the Equity Portfolio may:

        1. With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        No Portfolio may:

        2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings).

        3. Act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

        4. Make loans to other persons, except through (i) the purchase of debt securities permissible under the Portfolio's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of such Portfolio's total assets.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

        7. Issue senior securities, except as permitted under the 1940 Act.

        8. Purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

        With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

        Each Portfolio's investment objective is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities. The investment objective of both the Discretionary Equity and the Equity Portfolios is to seek a superior total return with only a moderate degree of risk. The investment objective of the Select Equity Portfolio is to seek a superior total return. The investment objective of the Euro Select Equity Portfolio is to seek a superior total return with income as a secondary objective.

        The following are the non-fundamental investment policies applicable to each Portfolio which may be changed by the Board of Directors of the Portfolios without shareholder approval.

        No Portfolio may:

        1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

        2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

        3. Invest in illiquid securities if, as a result of such investment, more than 5% of the Portfolio's net assets would be invested in illiquid securities.

        4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

        5. Enter into option contracts or futures contracts (including options on futures contracts) or forward contracts (with respect to the Euro Select Equity Portfolio only) if more than 30% of the Portfolio's net assets would be represented by such contracts.

        6. Enter into futures contracts or options on futures contracts if more than 5% of the Portfolio's net assets would be committed to initial margin deposits and premiums on such contracts.

        7. Purchase securities when borrowings exceed 5% of its total assets.

        8. Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Portfolio's name without first providing shareholders of the Portfolio with at least 60 days' notice.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

        The following information supplements the discussion of the Portfolios' investment objectives and strategies described in the Prospectus under the headings "The Portfolios— Investment Objectives and Principal Investment Strategies" and "The Portfolios— Types of Investments and Portfolio Policies."

In General

        None of the Portfolios will invest more than 5% of their net assets in any one of the following types of investments:

    investment grade debt securities;
    non-investment grade debt securities (commonly referred to as "junk bonds"); and
    illiquid securities.

        Investment grade debt securities include long-term debt obligations rated Baa or higher by Moody's Investors Service ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or Fitch, Inc. ("Fitch"), or unrated securities of comparable quality as determined by the investment adviser to the Portfolios, Institutional Capital Corporation ("ICAP"). Bonds rated Baa by Moody's or BBB by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

Non-Investment Grade Debt Securities ("Junk Bonds")

        Each Portfolio may invest up to 5% of its net assets in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

        Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

        All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

        As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

        Payment Expectations. Junk bond securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which could result in a lower return for the Portfolio.

        Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bond securities will be more dependent on ICAP's credit analysis than would be the case with investments in investment-grade debt securities. ICAP employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. ICAP continually monitors each Portfolio's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

        Liquidity and Valuation. A Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Illiquid Securities

        Each Portfolio may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, including securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board.

        The Board of Directors has delegated the day-to-day determination of the liquidity of any security to ICAP, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed ICAP to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Warrants

        Each Portfolio may invest without limitation in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. In addition, the value of a warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Real Estate Investment Trust Securities ("REITs")

        Each Portfolio may invest without limitation in the equity securities of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio which invests in REITs will indirectly bear its proportionate share of the expenses incurred by the REITs in addition to the expenses incurred directly by the Portfolio. Investments in REITs may subject a Portfolio to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Foreign Securities

        The Euro Select Equity Portfolio will invest at least 80% of its net assets in the equity securities of established European companies, most of which have market capitalizations of at least $2 billion. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investment include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Foreign Currency Hedging Transactions

        The Euro Select Equity Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts and options thereon. See "-Derivative Instruments," on page 8. Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date. The Euro Select Equity Portfolio will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges. The Euro Select Equity Portfolio will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

        At the maturity of a forward or futures contract, the Euro Select Equity Portfolio may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Euro Select Equity Portfolio will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Euro Select Equity Portfolio may suffer a loss.

        The Euro Select Equity Portfolio may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Portfolio the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Portfolio the right to purchase a currency at the exercise price until the expiration of the option. The Euro Select Equity Portfolio will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Portfolio's investments in other options, more than 30% of its net assets would be committed to such instruments.

Borrowing

        Each Portfolio is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Portfolio's total assets. A Portfolio's borrowings may create an opportunity for greater return to the Portfolio and, ultimately, the Portfolio's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by a Portfolio on any borrowings may offset or exceed the return earned on borrowed funds. Each Portfolio currently intends to borrow money only for temporary, extraordinary or emergency purposes and may not purchase securities when its borrowings exceed 5% of its total assets.

Lending Portfolio Securities

        Each Portfolio may lend portfolio securities with a value not exceeding 33 1/3% of the Portfolio's total assets to brokers, dealers or other institutional borrowers as a means of earning income. In return, the Portfolios will receive collateral in cash or money market instruments. The collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold securities short. The Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Portfolios may also receive interest on the investment of collateral or a fee from the borrower as compensation for the loan. The Portfolios may pay reasonable custodial and administrative fees in connection with a loan. The Portfolios will retain the right to call, upon notice, lent securities. While there may be delays in recovery or even a loss of right in collateral should the borrower fail financially, ICAP will review the creditworthiness of the entities to which such loans are made to evaluate those risks. Although the Portfolios are authorized to lend securities, they do not presently intend to engage in lending activities.

Derivative Instruments

        In General. Each Portfolio may invest up to 30% of its net assets in derivative instruments. The Portfolios may use derivative instruments for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

        Hedging. The Portfolios may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios. Derivatives may also be used by the Portfolios to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        Managing Risk. The Portfolios may also use derivative instruments to manage the risks of their respective assets. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Portfolio to invest than "traditional" securities (i.e., stocks or bonds) would.

        Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

        Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

        (1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolios to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly ICAP's ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect ICAP's judgment that the derivative transaction will provide value to a Portfolio and its shareholders and is consistent with the Portfolio's objectives, investment limitations and operating policies. In making such a judgment, ICAP will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Portfolio's entire portfolio and investment objective.

        (2) Credit Risk. The Portfolios will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Portfolios will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Portfolios. The Portfolios will enter into transactions in derivative instruments only with counterparties that ICAP reasonably believes are capable of performing under the contract.

        (3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Portfolio might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or is closed out. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolios.

        (5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

        (6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

        General Limitations. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities.

        The Portfolios have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the notice of eligibility for the Portfolios includes representations that the Portfolios will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Portfolios may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of each Portfolio's net assets. Adherence to these guidelines does not, however, limit a Portfolio's risk to 5% of its net assets.

        The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging Portfolio assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of Portfolio assets, the SEC has stated that a Portfolio may use coverage or the segregation of its assets. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

        In some cases, a Portfolio may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Portfolio uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, ICAP may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

        Options. The Portfolios may use options for any lawful purpose consistent with their respective investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Portfolios may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Portfolios may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

        The Portfolios may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Portfolios to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Portfolios would be considered illiquid to the extent described under "- Illiquid Securities," on page 6. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the affected Portfolio will be obligated to purchase the security at more than its market value.

        The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

        A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolios to realize the profit or limit the loss on an option position prior to its exercise or expiration.

        The Portfolios may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolios purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolios as well as the loss of any expected benefit of the transaction.

        The Portfolios may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

        Futures Contracts. The Portfolios may use futures contracts for any lawful purpose consistent with their respective investment objectives such as hedging and managing risk but not for speculation. The Portfolios may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Portfolios' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Portfolios may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Portfolios will engage in this strategy only when ICAP believes it is more advantageous than purchasing the futures contract.

        To the extent required by regulatory authorities, the Portfolios may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency or interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

        An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a loss; if it is more, the Portfolio realizes a gain. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

        No price is paid by the Portfolios upon entering into a futures contract. Instead, at the inception of a futures contract, a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

        Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

        If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. Under these circumstances, the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

        Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Cash Equivalents; Temporary Strategies

        The Discretionary Equity, Select Equity and Euro Select Equity Portfolios may invest up to 20% of their respective net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of their respective total assets in such instruments as a temporary defensive measure when market conditions warrant. The Equity Portfolio, on the other hand, intends to be fully invested at all times and accordingly will only hold cash or cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment which, in any case, generally will not exceed 5% of its total assets. Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated at least Prime-1 by Moody's, A-1 or higher by S&P, F-2 or higher by Fitch or unrated securities of comparable quality as determined by ICAP. Such securities include, without limitation, the following:

        U.S. Government Securities. These securities include bills, notes and bonds differing as to maturity and rates of interest which are either issued or guaranteed by the U.S. Treasury or U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Ginnie Mae, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

        Certificates of Deposit. These securities are issued against funds deposited in a U.S. or foreign bank (and its subsidiaries and branches) or a U.S. savings and loan association. Such securities are for a definite period of time, earn a specified rate of return and are normally negotiable. If a certificate of deposit is non-negotiable, it will be considered illiquid and will be subject to each Portfolio's 5% restriction on investments in illiquid securities. A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Portfolios may not be fully insured.

        Bank Time Deposits. Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

        Bankers' Acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

        Repurchase Agreements. For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S. government, its agencies or instrumentalities. In such a transaction, at the time a Portfolio purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Portfolios to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Portfolios is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolios could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolios. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Portfolios to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        Commercial Paper. These securities include commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change). Master demand notes are direct lending arrangements between a Portfolio and a corporation. There is no secondary market for such notes; however, they are redeemable by the Portfolios at any time. ICAP will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

American Depositary Receipts

        The Portfolios may invest in American Depositary Receipts ("ADRs"). ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

        ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DIRECTORS AND OFFICERS

        Under the laws of the State of Maryland, the Board of Directors of the Portfolios is responsible for managing the Portfolios' business and affairs.

        Directors and officers of the Portfolios, together with information as to their principal business occupations during at least the last five years, and other information, are shown below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Dr. James A. Gentry The University of Illinois 419 Wohlers Hall 1206 South 6th Street Champaign, Illinois 61820 Age: 71	Director	Indefinite Term; Served as Director since December 1994

Dr. Gentry, who joined the faculty at the University of Illinois, Urbana-Champaign, in 1966, is a Professor of Finance at the College of Commerce and Business Administration at the University. Since joining the University, Dr. Gentry has served as Associate Dean of the College of Commerce and Business Administration and has authored numerous articles and chapters in books. Currently, he teaches a graduate course in advanced financial management. In 2001, he was recognized as a University distinguished scholar/teacher. Dr. Gentry received an A.B. from Indiana State University, and an M.B.A. and D.B.A. from Indiana University.

				4	None
Joseph Andrew Hays Tribune Tower 435 North Michigan Avenue Suite 2600 Chicago, Illinois 60611 Age: 71	Director	Indefinite Term; Served as Director since July 1995

Since January 1996, Mr. Hays has been the principal in a consulting firm, The Hays Group, located in Chicago, Illinois. Since October 1999, he has served as a director of High Country News Foundation, Paonia, Colorado, a publisher of commentary on conservation issues in the eight Western states of the U.S. From September 1995 through April 1998, Mr. Hays served on the Board of Directors of Delaware Place Bank, located in Chicago, Illinois. Mr. Hays retired on December 31, 1995 from the Tribune Company, a diverse media enterprise, as Vice President for Corporate Relations and a member of its executive committee, after 12 years of service. Mr. Hays' professional career in industry has been as an executive specializing in the external affairs of corporations. Mr. Hays received a B.S. in journalism from Utah State University and a Bachelor of Laws from Indiana University.

				4	None
Harold W. Nations 227 West Monroe Street Chicago, Illinois 60606 Age: 48	Director	Indefinite Term; Served as Director since December 1994	Mr. Nations is a partner with the law firm of McDermott, Will & Emery in Chicago, Illinois. He has been with McDermott, Will & Emery since June 2000. From September 1997 until May 2000, Mr. Nations was a partner with the law firm of Holleb & Coff and from March 1991 until September 1997, Mr. Nations was a partner with the law firm of Shefsky & Froelich Ltd. in Chicago, Illinois. Mr. Nations received a B.S. in chemistry from the Georgia Institute of Technology and a J.D. from Northwestern University Law School.	4	None
Interested Directors*:
Robert H. Lyon 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 52	President and Director	Indefinite Term; Served as President and Director since December 1994

Mr. Lyon joined ICAP in 1988 and has been the President, Chief Investment Officer and a Director of ICAP since 1992. Mr. Lyon served as a member of the Board of Trustees of the Nuveen Investment Trust, an open-end management investment company, from 1996 until 2000. The Nuveen Investment Trust includes the Nuveen Large-Cap Value Fund, the Nuveen Balanced Stock and Bond Fund, the Nuveen Balanced Municipal and Stock Fund and the Nuveen European Value Fund, for which ICAP currently provides sub-advisory services, and has done so since the inception of these funds in 1996. For the seven years prior to joining ICAP, Mr. Lyon was an Executive Vice President and Director of Research with Fred Alger Management in New York. Mr. Lyon graduated from Northwestern University with a B.A. in economics and received his M.B.A. from the Wharton School of Finance.

				4	None
Pamela H. Conroy 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 40	Vice President, Treasurer and Director	Indefinite Term; Served as Vice President, Treasurer and Director since December 1994

Ms. Conroy has been a Senior Vice President of ICAP since joining ICAP in August of 1994, a Director of ICAP since March 1995 and Secretary of ICAP since September 1997. As Senior Vice President, her responsibilities include oversight of accounting, systems, operations and product development. Prior to joining ICAP, Ms. Conroy worked at The Northern Trust Company where she served as a Vice President and worked in a variety of capacities in the investments and securities processing areas over a nine year period. Ms. Conroy earned a B.A. from the University of Illinois, Urbana-Champaign and an M.M. from the Kellogg School of Management at Northwestern University.

				4	None
Donald D. Niemann 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 59	Vice President, Secretary and Director	Indefinite Term; Served as Vice President and Secretary since December 1994 and Director since July 1995	Mr. Niemann was an original co-founder of ICAP and has served as Executive Vice President and a Director of ICAP since March 1993. His responsibilities at ICAP include stock research, selection and proxy analysis. Mr. Niemann received a B.A. in history from Princeton University, an M.S. from the London School of Economics and an M.B.A. from Harvard University. He is a Chartered Financial Analyst (CFA).	4	None
Gary S. Maurer 225 West Wacker Drive Suite 2400 Chicago, Illinois 60606 Age: 54	Director	Indefinite Term; Served as Director since December 1994	Mr. Maurer, who joined ICAP in 1972, has served as Executive Vice President and a Director of ICAP since March of 1993. His responsibilities include oversight of quantitative research, as well as performance measurement and analysis. In addition, Mr. Maurer is the director of ICAP's client service effort. Mr. Maurer received a B.A. in economics from Cornell University and an M.B.A. from the University of Chicago.	4	None

* Each of the persons listed is deemed to be an "interested person" of the Portfolios, as defined in the 1940 Act, because each such person serves as director and officer of ICAP. In addition, Mr. Lyon owns a controlling interest in ICAP.

        The following table sets forth the dollar range of Portfolio shares beneficially owned by each director as of December 31, 2001, stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.
Dollar Range of Equity Securities Beneficially Owned(1)
Name of Director	Discretionary Equity	Equity	Select Equity	Euro Select Equity
Dr. James A. Gentry	none	$50,000-$100,000	none	$50,000-$100,000
Joseph Andrew Hays	$10,000-$50,000	$50,000-$100,000	$10,000-$50,000	$10,000-$50,000
Harold W. Nations	none	none	none	$10,000-$50,000
Robert H. Lyon(2)	none	none	over $100,000	over $100,000
Pamela H. Conroy(2)	none	over $100,000	over $100,000	over $100,000
Donald D. Niemann(2)	$10,000-$50,000	none	over $100,000	over $100,000
Gary S. Maurer(2)	over $100,000	over $100,000	over $100,000	over $100,000

(1)	Beneficial ownership is determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	An "interested person" as defined in the 1940 Act.

        As of April 1, 2002, officers and directors of the Portfolios beneficially owned less than 1% of the Discretionary Equity Portfolio's then outstanding shares and less than 1% of the Equity Portfolio's then outstanding shares. As of such date, officers and directors beneficially owned 38.07% of the Select Equity Portfolio's then outstanding shares and 46.15% of the Euro Select Equity Portfolio's then outstanding shares.

        Directors and officers of the Portfolios who are also officers, directors, employees or shareholders of ICAP do not receive any remuneration from the Portfolios for serving as directors or officers. Accordingly, Mr. Lyon, Ms. Conroy, Mr. Niemann and Mr. Maurer do not receive any remuneration from the Portfolios for their services as directors and/or officers. However, Dr. Gentry, Mr. Hays and Mr. Nations received the following fees in 2001 for their services as directors of the Portfolios:
Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
James A. Gentry(1)	$ 20,000	$0	$0	$ 20,000
Joseph A. Hays(1)	$ 20,000	$0	$0	$ 20,000
Harold W. Nations(1)	$ 20,000	$0	$0	$ 20,000

(1)

These three directors are not deemed to be "interested persons" as defined in the 1940 Act. They each receive $5,000 for each board meeting attended. Each of the directors has elected to receive his compensation in shares of common stock in the Portfolio or Portfolios of his choice.

CODE OF ETHICS

        The Portfolios and ICAP have adopted a Code of Ethics, as amended March 1, 2000 (the "Code"), under Rule 17j-1 of the 1940 Act. The Code governs all access persons of the Portfolios and ICAP and includes a statement of policies and procedures regarding confidential information and conflicts of interest. The term "access person" includes ICAP, and any director, officer or advisory person of a Portfolio or ICAP. An advisory person includes any employee of a Portfolio or ICAP. The Code permits access persons to buy or sell securities for their own accounts, but prohibits access persons from owning securities that are also owned by the Portfolios, subject to certain exceptions. The Code places other limitations on the acquisition of securities by access persons (other than disinterested directors) such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities. Each access person (other than disinterested directors) is required to provide duplicate copies of confirmations and brokerage statements to the administrator for the Portfolios and ICAP's compliance officer. In addition, access persons are required, on an annual basis, to compile a list of all securities holdings and provide such list to the administrator and compliance officer.

PRINCIPAL SHAREHOLDERS

        As of April 1, 2002, the following persons owned of record or are known by the Portfolios to own beneficially 5% or more of the outstanding shares of one or more of the Portfolios:
Name and Address	Portfolio	Number of Shares	Percentage of Portfolio	Percentage of Company

Presbyterian Intercommunity Hospital, c/o Fiduciary Trust Co. International 700 South Flower Street, Suite 200 Los Angeles, CA 90017-4101	Discretionary Equity	956,844	30.9%	2.9%

Presbyterian Hospital Defined Benefit Plan c/o Wells Fargo Bank Minnesota, NA Mutual Funds Trust Operations 510 Marquette Avenue South Minneapolis, MN 55479	Discretionary Equity	296,196	9.6%	0.9%

The Parker Foundation c/o Union Bank P.O. Box 85484 San Diego, CA 92186	Discretionary Equity	194,619	6.3%	0.6%

FFBH Pension c/o Wells Fargo Bank, Minnesota NA P.O. Box 1533 Minneapolis, MN 55480	Discretionary Equity	180,995	5.8%	0.5%

Charles Schwab & Co. 9601 East Panorama Circle Englewood, CO 80112	Equity	3,890,792	14.2%	11.7%

Fidelity Investments Institutional Operations Co., Inc. Operations Co. Inc. 100 Magellan Way Covington, KY 41015-1987	Equity	2,144,153	7.8%	6.4%

Robert H. Lyon & Donna M. Lyon 225 West Wacker Drive, Suite 2400 Chicago, IL 60606-1229	Select Equity	499,193	27.2%	1.5%

Charles Schwab & Co. 9601 East Panorama Circle Englewood, CO 80112	Select Equity	279,651	15.3%	0.8%

Cenco P.O. Box 10566 Birmingham, AL 35064	Select Equity	180,149	9.8%	0.5%

National Financial Services Corp. 200 Liberty Street One World Financial Center New York, NY 10281	Select Equity	135,361	7.4%	0.4%

Donald Niemann & Barbara Niemann 1717 North Crilly Court Apartment 1 Chicago, IL 60614	Select Equity	110,221	6.0%	0.3%

Robert H. Lyon & Donna M. Lyon 225 West Wacker Drive, Suite 2400 Chicago, IL 60606-1229	Euro Select	369,020	37.4%	1.1%

Charles Schwab & Co. 9601 East Panorama Circle Englewood, CO 80112	Euro Select	230,349	23.3%	0.7%

Gary S. Maurer and Laura L. Maurer 2600 N. Lakeview Avenue, Apartment 9-B Chicago, IL 60614-1837	Euro Select	52,515	5.3%	0.2%

        Based on the foregoing, as of April 1, 2002, no person owned a controlling interest (i.e., more than 25%) in the Company as a whole. However, Presbyterian Hospital beneficially owned a controlling interest in the Discretionary Equity Portfolio and Robert H. Lyon, the President and a controlling person of ICAP, beneficially owned a controlling interest in the Select Equity Portfolio and the Euro Select Equity Portfolio. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company.

INVESTMENT ADVISER

        Institutional Capital Corporation ("ICAP") serves as the investment adviser to the Portfolios pursuant to an advisory agreement dated as of December 30, 1994, as amended (the "Advisory Agreement"). Mr. Lyon owns a controlling interest in ICAP and is the President, Chief Investment Officer and a director of ICAP. Ms. Conroy is a Senior Vice President, Secretary and a director of ICAP, and both Mr. Niemann and Mr. Maurer are Executive Vice Presidents and directors of ICAP.

        The Advisory Agreement as it relates to the Discretionary Equity and Equity Portfolios is dated as of December 30, 1994, while the amendments to the Advisory Agreement to add the Select Equity and Euro Select Equity Portfolios are dated as of December 31, 1997. The Advisory Agreement had an initial term of two years (with a December 30, 1994 or December 31, 1997 starting point, as the case may be) and is required to be approved annually thereafter by the Board of Directors of the Portfolios or by vote of a majority of the applicable Portfolio's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Portfolios' directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement as it relates to the Discretionary Equity and Equity Portfolios was initially approved by the vote of a majority of the Portfolios' directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on December 6, 1994 and by the initial shareholders of each Portfolio on December 14, 1994. Most recently, the agreement was approved by the directors, including the disinterested directors, on May 10, 2001. The amendments to the Advisory Agreement to add the Select Equity and Euro Select Equity Portfolios were initially approved by a vote of a majority of the Portfolios' directors, including a majority of directors who were not parties to the agreement or interested persons of any such party, on November 13, 1997. Most recently, the agreement relating to the Select Equity Portfolio was approved by the directors, including the disinterested directors, on May 10, 2001, and the agreement relating to the Euro Select Portfolio, as amended to reduce the investment advisory fee thereunder, was similarly approved on August 21, 2001. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors, by vote of a majority of the applicable Portfolio's outstanding voting securities or by ICAP, and will terminate automatically in the event of its assignment.

        When the Board of Directors reviewed the Investment Advisory Agreement on May 10, 2001, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services provided to each Portfolio by ICAP, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of each Portfolio's fees and expenses in relation to various industry averages; (iii) the continuation of each Portfolio's expense cap agreements; and (iv) the directors' legal duties in considering the continuation and approval of the agreement. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interest of each Portfolio's shareholders.

        Under the terms of the Advisory Agreement, ICAP manages the Portfolios' investments and business affairs, subject to the supervision of the Portfolios' Board of Directors. At its expense, ICAP provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Portfolios.

        As compensation for its services, each Portfolio pays to ICAP a monthly advisory fee at the annual rate of 0.80% of the average net asset value of the respective Portfolio. Prior to September 1, 2001 the Euro Select Equity Portfolio paid to ICAP a monthly advisory fee at the annual rate of 1.00% of the average net asset value of the Portfolio. The advisory fee is accrued daily and paid monthly.

        For the years ended December 31, 1999, 2000 and 2001, ICAP waived its management fee and/or reimbursed operating expenses of the Discretionary Equity, Equity and Select Equity Portfolios to the extent necessary to ensure that the total operating expenses of each Portfolio did not exceed 0.80% of the respective Portfolio's average net assets. Pursuant to an expense cap agreement dated April 30, 1999, as amended May 1, 2002, between ICAP and the Portfolios, ICAP has contractually agreed to continue this waiver/reimbursement policy until April 30, 2003. For the years ended December 31, 1999, 2000 and 2001, ICAP received $1,412,274, $1,237,701 and $735,415 from the Discretionary Equity Portfolio; $6,386,857, $7,325,864 and $8,121,700 from the Equity Portfolio; and $13,996, $70,481 and $189,301 from the Select Equity Portfolio, as compensation for its services under the Advisory Agreement. The amounts received by ICAP for such services would have been $1,747,696, $1,542,800 and $993,856 from the Discretionary Equity Portfolio; $6,993,450, $7,939,280 and $8,754,394 from the Equity Portfolio; and $168,029, $225,138 and $369,090 from the Select Equity Portfolio, had ICAP not waived a portion of its fees during the years ended December 31, 1999, 2000 and 2001.

        For the years ended December 31, 1999, 2000 and 2001, ICAP also waived its management fee and/or reimbursed operating expenses of the Euro Select Equity Portfolio to the extent necessary to ensure that its total operating expenses would not exceed 1.00% - during 1999 and 2000, and from January 1, 2001 through August 31, 2001 - or 0.80% - from September 1, 2001 through December 31, 2001 - of the Portfolio's average net assets. Pursuant to the expense cap agreement discussed above, ICAP has contractually agreed to continue this waiver/reimbursement policy - using the 0.80% limit - until April 30, 2003. For the years ended December 31, 1999, 2000 and 2001, ICAP received $103,464, $157,655 and $61,184 from the Euro Select Equity Portfolio as compensation for its services under the Advisory Agreement. The amounts received by ICAP for such services would have been $263,142, $323,109 and $235,416 had ICAP not waived a portion of its fees during the years ended December 31, 1999, 2000 and 2001.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Under the Advisory Agreement, ICAP is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs.

        In executing transactions on behalf of the Portfolios, ICAP has no obligation to deal with any broker or dealer. Rather, ICAP seeks the best qualitative execution. The best net price is an important factor, but ICAP also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Portfolios may not pay the lowest commission or spread available on a particular transaction. Brokerage will not be allocated based on the sale of a Portfolio's shares.

        For the years ended December 31, 1999, 2000 and 2001, the aggregate amount of brokerage commissions paid by the Discretionary Equity Portfolio was $372,803, $311,705 and $199,470; the aggregate amount of brokerage commissions paid by the Equity Portfolio was $1,417,276, $1,333,209 and $1,387,975; the aggregate amount of brokerage commissions paid by the Select Equity Portfolio was $116,824, $148,480 and $242,856; and the aggregate amount of brokerage commissions paid by the Euro Select Equity Portfolio was $64,596, $244,133 and $165,247.

        Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        In selecting brokers or dealers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers or dealers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Portfolios. ICAP believes that the research information received in this manner provides the Portfolios with benefits by supplementing the research otherwise available to them. Such higher commissions will not, however, be paid by the Portfolios unless (i) ICAP determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of ICAP's overall responsibilities with respect to the accounts, including the Portfolios, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws and the Advisory Agreement; and (iii) in the opinion of ICAP, the total commissions paid by the Portfolios are reasonable in relation to the benefits to the Portfolios over the long term. For the year ended December 31, 2001, the aggregate amount of brokerage commissions for transactions for which research services were provided paid by the Discretionary Equity Portfolio was $100,770; the aggregate amount of such commissions paid by the Equity Portfolio was $766,081; the aggregate amount of such commissions paid by the Select Equity Portfolio was
$146,799; and the aggregate amount of such commissions paid by the Euro Select Equity Portfolio was
$152,056. During the year ended December 31, 2001, the Euro Select Equity Portfolio acquired shares of UBS AG, the parent company of UBS Warburg Ltd., one of the Company's regular broker dealers. As of December 31, 2001, the value of the shares was $0. During the year ended December 31, 2001, the Discretionary Equity, Equity and Select Equity did not acquire any stock of the Company's regular brokers or dealers.

        ICAP places portfolio transactions for other advisory accounts in addition to the Portfolios. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by ICAP in servicing all of its accounts; that is, not all of such services may be used by ICAP in connection with the Portfolios. ICAP believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Portfolios) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, ICAP believes such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis. ICAP seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Portfolios. In making such allocations between the Portfolios and other advisory accounts, the main factors considered by ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

ADMINISTRATOR

        Pursuant to an Amended and Restated Administration and Fund Accounting Agreement dated as of November 13, 1997, Sunstone Financial Group, Inc. ("Sunstone"), provides administrative and fund accounting services to the Portfolios. Under this agreement, Sunstone calculates the daily net asset value of each Portfolio and provides various administrative services to the Portfolios, including clerical, compliance and regulatory services such as filing all federal income and excise tax returns and state income tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals. For the years ended December 31, 1999, 2000 and 2001, Sunstone received $632,692, $643,540 and $652,966, for its services under this agreement.

        Sunstone's address is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        As custodian for the Portfolios' assets, UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, has custody of all securities and cash of each Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Portfolios.

        Sunstone, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233 acts as transfer agent and dividend-disbursing agent for the Portfolios.

        UMB Bank, n.a., and Sunstone are wholly-owned subsidiaries of UMB Financial Corporation.

PURCHASE AND PRICING OF SHARES

Purchase of Shares

        Shares of the Portfolios are offered and sold on a continuous basis at the net asset value next calculated after the time Sunstone receives a purchase or redemption order in good form. Please see "Your Account— How to Buy Shares" in the Prospectus for more information.

        Broker-dealers, financial institutions and other financial intermediaries that have entered into agreements with ICAP may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Portfolio through a financial intermediary, certain features of the Portfolio relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with ICAP. In addition, certain operational policies of a Portfolio, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Portfolio and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Portfolio may pay, directly or indirectly through arrangements with ICAP, amounts to financial intermediaries that provide transfer agent and/or other administrative services relating to the Portfolio to their customers provided, however, that the Portfolio will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Portfolio. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Portfolio shares directly from a Portfolio without the intervention of a financial intermediary. Sunstone may enter into similar agreements with financial intermediaries on behalf of the Portfolios. In the event Sunstone enters into any such agreements, Sunstone, not the Portfolios, will be responsible for compensating such third party intermediaries for their services.

Purchases and Redemptions In Kind

        Shares of a Portfolio may be purchased "in kind," subject to ICAP's approval and its determination that the securities are acceptable investments for the Portfolio and that they have a value that is readily ascertainable in accordance with the Portfolio's valuation policies and procedures adopted by the Board of Directors. In an in kind purchase, investors transfer securities to a Portfolio in exchange for Portfolio shares. Securities accepted by a Portfolio in an in kind purchase will be valued at market value.

        Shares of a Portfolio may be redeemed "in kind," if so requested by a shareholder, and in accordance with procedures adopted by the Board of Directors. In general, shareholders redeeming in kind will receive their proportionate share of each security and cash position held by the Portfolio valued in the same manner as the Portfolio determines its net asset value (generally market value). Redemptions in kind are subject to ICAP's approval and will only be effected when it is in the best interests of all shareholders of the Portfolio.

Pricing of Shares

        Shares of each Portfolio are offered to the public at the net asset value per share next computed after the time the purchase application and funds are received in proper order. The net asset value per share of each Portfolio is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Portfolio is not required to calculate its net asset value on days during which it receives no orders to purchase or redeem shares. Net asset value per share for each Portfolio is calculated by taking the market value of the Portfolio's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that Portfolio. The result, rounded to the nearest cent, is the net asset value per share.

        In determining the net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; provided, however, securities traded on an exchange or Nasdaq for which there were no transactions on a given day and securities not listed on an exchange or Nasdaq are valued at the most recent bid price. Other exchange traded securities (generally foreign securities) will be valued based on market quotations. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors, or its delegate. The Board of Directors may approve the use of pricing services to assist the Portfolios in the determination of net asset value. Short-term fixed income securities held by the Portfolios are generally valued on an amortized cost basis.

        Securities quoted in foreign currency will be valued in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily net asset value per share is determined. Although foreign assets are valued in U.S. dollars on a daily basis, foreign assets are not converted into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in the calculation of a Portfolio's net asset value on that day. If events that materially affect the value of a Portfolio's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors, or its delegate. Certain of the securities holdings of the Portfolios may, from time to time, be listed primarily on foreign exchanges that trade on other days than those on which the NYSE is open for business. As a result, the net asset value of the applicable Portfolio may be significantly affected by such trading on days when investors cannot effect transactions in their accounts.

TAXATION OF THE PORTFOLIOS

In General

        Each Portfolio intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Portfolio fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the disqualifying Portfolio would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Portfolio. What this means for shareholders of such Portfolio is that the cost of investing in the Portfolio would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Portfolio, rather than to invest indirectly in such securities through the Portfolio.

Foreign Transactions

        Interest and dividends received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as his own income from those sources and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Portfolio will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        Each Portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (iii) attributable to fluctuations in exchange rates between the time a Portfolio accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Portfolio may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, a Portfolio would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Derivative Instruments

        The use of derivative strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Portfolio will realize in connection therewith. Gains from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the "Income Requirement." The "Income Requirement" is a requirement under Subchapter M of the Code that a regulated investment company must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities of those currencies.

        For federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures or forward currency contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and are held by the Portfolio as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Portfolio makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

        This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state or local tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

PERFORMANCE INFORMATION

        The historical performance or return of the Portfolios (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The Portfolios' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Portfolios' performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

        Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Portfolio over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value changes over the period.

        The average annual total return of each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)[n] = ERV

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

        Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a Portfolio's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gain dividends paid by a Portfolio have been reinvested at the net asset value of the Portfolio on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

        A Portfolio may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Portfolio. A Portfolio's total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Portfolio for a specified period of time. A Portfolio's total return after taxes on distributions and sale of Portfolio shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Portfolio shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Portfolio. State and local taxes are ignored.

        Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

        The average annual total return (after taxes on distributions) for each Portfolio is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)[n] = ATVD

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Portfolio distributions but not after taxes on redemption.

        The average annual total return (after taxes on distributions and sale of Portfolio shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:
P(1+T)[n] = ATVDR

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and sale of Portfolio shares).
n	=	number of years.
ATVDR	=	ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Portfolio distributions and sale of Portfolio shares.

        Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

        Discretionary Equity Portfolio. The average annual total returns for the Discretionary Equity Portfolio for the one-year period ended December 31, 2001, the five year period ended December 31, 2001 and since inception (December 31, 1994) were (2.63)%, 11.41% and 16.51%. The average annual total returns (after taxes on distributions) for the same periods were (3.31)%, 8.02% and 13.11%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (1.30)%, 8.15% and 12.54%.

        Equity Portfolio. The average annual total returns for the Equity Portfolio for the one-year period ended December 31, 2001, the five year period ended December 31, 2001 and since inception (December 31, 1994) were (0.61)%, 12.39% and 17.78%. The average annual total returns (after taxes on distributions) for the same periods were (0.95)%, 10.54% and 15.65%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (0.38)%, 9.43% and 14.09%.

        Select Equity Portfolio. The average annual total returns for the Select Equity Portfolio for the one-year period ended December 31, 2001 and since inception (December 31, 1997) were (1.59)% and 12.12%. The average annual total returns (after taxes on distributions) for the same periods were (2.30)% and 11.18%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (0.97)% and 9.59%.

        Euro Select Equity Portfolio. The average annual total returns for the Euro Select Equity Portfolio for the one-year period ended December 31, 2001 and since inception (December 31, 1997) were (8.95)% and 7.74%. The average annual total returns (after taxes on distributions) for the same periods were (9.50)% and 5.67%. The average annual total returns (after taxes on distributions and sale of Portfolio shares) for the same periods were (5.45)% and 5.41%.

Comparisons

        From time to time, in marketing and other literature, the Portfolios' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Portfolios will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

        The Portfolios' performance may also be compared to the performance of other mutual funds tracked by Morningstar, Inc. ("Morningstar"), which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Ratings are not absolute or necessarily predictive of future performance.

        Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of or selections from, editorials or articles about the Portfolios. Sources for Portfolio performance and articles about the Portfolios may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

        The Portfolios may compare their performance to a wide variety of indices and measures of inflation including the S&P 500 Index, the S&P/BARRA Value Index and the Morgan Stanley Capital International Europe Index. There are differences and similarities between the investments that the Portfolios may purchase and the investments measured by these indices.

        The performance of the Portfolios may also be discussed during television interviews of ICAP personnel conducted by news organizations to be broadcast in the United States and elsewhere.

INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 has been selected as the independent accountants for the Portfolios.

FINANCIAL STATEMENTS

        The following audited financial statements are incorporated herein by reference to the Portfolios' Annual Report for the year ended December 31, 2001 as filed with the SEC on February 19, 2002:
(a) Schedules of Investments by Sector as of December 31, 2001.
(b) Statements of Assets and Liabilities as of December 31, 2001.
(c) Statements of Operations for the Year Ended December 31, 2001.
(d) Statements of Changes in Net Assets for the years ended December 31, 2000 and 2001.
(e) Financial Highlights for the years ended December 31, 1997, 1998, 1999, 2000 and 2001.
(f) Notes to Financial Statements.
(g) Report of Independent Accountants dated January 25, 2002.

PART C

OTHER INFORMATION

Item 23.	Exhibits
See "Exhibit Index."
Item 24.	Persons Controlled by or under Common Control with Registrant
Registrant neither controls any person nor is under common control with any other person.
Item 25.	Indemnification
Article VI of Registrant's By-Laws provides as follows:
ARTICLE VI INDEMNIFICATION

        The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26.	Business and Other Connections of Investment Adviser

Since 1996, the Registrant's investment adviser, Institutional Capital Corporation ("ICAP"), has served as sub-adviser to the taxable investment portfolios offered by the Nuveen Investment Trust (the "Trust"), an open-end management investment company (i.e., the Nuveen Large-Cap Value Fund, the Nuveen Balanced Stock and Bond Fund, the Nuveen Balanced Municipal and Stock Fund and the Nuveen European Value Fund). From June 1996 until 2000, Mr. Robert Lyon, ICAP's President, also served as a member of the Board of Trustees of the Trust. The principal business address of the Trust is 333 West Wacker Drive, 32nd Floor, Chicago, Illinois 60606.

Besides serving as investment adviser to the Registrant and other private accounts, and as sub-adviser to the Trust, ICAP is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of ICAP's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27.	Principal Underwriters
(a) None
(b) None
(c) None
Item 28.	Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are in the possession of ICAP, Registrant's investment adviser, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, relating to its function as custodian, (2) records held and maintained by Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, 53233, relating to its function as administrator and fund accountant and (3) records held and maintained by Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 relating to its function as transfer agent.

Item 29.	Management Services
All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 11th day of April, 2002.
ICAP FUNDS, INC. (Registrant)

By: /s/ Robert H. Lyon Robert H. Lyon President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.
Name	Title	Date
/s/ Pamela H. Conroy Pamela H. Conroy	Vice President, Treasurer and a Director	April 11, 2002
/s/ James A. Gentry James A. Gentry	Director	April 8, 2002
Joseph Andrew Hays	Director	April ___, 2002
/s/ Robert H. Lyon Robert H. Lyon	President and a Director	April 11, 2002
/s/ Gary S. Maurer Gary S. Maurer	Director	April 11, 2002
/s/ Harold W. Nations Harold W. Nations	Director	April 15, 2002
/s/ Donald D. Niemann Donald D. Niemann	Vice President, Secretary and a Director	April 16, 2002

EXHIBIT INDEX
Exhibit No.	Exhibit	Incorporated by Reference to	Filed Herewith
(a.1)	Registrant's Articles of Incorporation	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997
(a.2)	Registrant's Articles Supplementary, dated December 8, 1997	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(b)	Registrant's By-Laws	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997
(c)	None
(d.1)	Investment Advisory Agreement dated as of December 30, 1994 (Discretionary Equity and Equity Portfolios)	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997
(d.2)	Amendment to Investment Advisory Agreement dated as of December 31, 1997 (Select Equity Portfolio)	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(d.3)	Amendment to Investment Advisory Agreement dated as of December 31, 1997 (Euro Select Portfolio)	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(d.4)	Amendment to Investment Advisory Agreement dated as of September 1, 2001 (Euro Select Portfolio)		X
(d.5)	Expense Cap Agreement dated April 30, 1999	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 30, 1999.
(d.6)	First Amendment to Expense Cap Agreement dated April 30, 2000	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 27, 2000.
(d.7)	Second Amendment to Expense Cap Agreement dated April 30, 2001	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 23, 2001.
(d.8)	Third Amendment to Expense Cap Agreement dated September 1, 2001		X
(d.9)	Fourth Amendment to Expense Cap Agreement dated as of May 1, 2002		X
(e)	None
(f)	None
(g.1)	Custodian Agreement with United Missouri Bank, n.a. dated December 30, 1994	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997.
(g.2)	Amendment to Custodian Agreement with United Missouri Bank, n.a.	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(g.3)	Amendment to Custodian Agreement with UMB Bank, n.a. dated as of July 2, 2001		X
(g.4)	Rule 17f-5 Delegation Agreement with UMB Bank, n.a. dated as of July 2, 2001		X
(h.1)	Transfer Agency Agreement with Sunstone Investor Services, LLC dated as of November 1, 1995	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1996.
(h.2)	Amendment to Transfer Agency Agreement with Sunstone Investor Services, LLC dated November 13, 1997	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(h.3)	Amended and Restated Administration and Fund Accounting Agreement with Sunstone Financial Group, Inc. dated as of November 13, 1997	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. (Discretionary Equity and Equity Portfolios)	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997.
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. (Select Equity and Euro Select Portfolios)	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997.
(i.3)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1) and (i.2)		X
(j)	Consent of PricewaterhouseCoopers LLP		X
(k)	None
(l)	Subscription Agreements	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997.
(m)	None
(n)	None
(o)	Reserved
(p)	Code of Ethics Including A Statement of Policies and Procedures Regarding Confidential Information and Conflicts of Interest Restated Effective as of September 30, 1998 and amended March 1, 2000	Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 27, 2000.